                                                                  EXHIBIT 10.6.2

                                   ADDENDUM


     THIS AGREEMENT entered into this 20th day of March, 1973, by and between the parties hereto, constitutes an addendum to and shall become part of the lease dated the 21st day of July, 1972, by and between C, S and Y ASSOCIATES, a general partnership, as "Lessor" and ELDORADO HOTEL ASSOCIATES, a limited partnership, as "Lessee".

                                  WITNESSETH:

     In consideration of the terms and conditions hereinafter stated and of her good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     Subparagraph (ii) (c) on page 2 shall be amended as follows:

     (ii) A sum equal to 3% of the gross gaming receipts for any one calendar year during the remainder of the term of this lease. The gross gaming receipts shall be defined by the rules and regulations of the Nevada State Gaming Commission as of this date. The sum equal to 3% of the gross gaming receipts will not become effective until such time as all the partners of this general partnership known as C, S and Y ASSOCIATES are licensed by the State Gaming Control Board.

     IN WITNESS WHEREOF, lessor and lessee have caused this Addendum to be executed and have hereunto affixed their signatures the day and year in this instrument first above written.

C, S and Y ASSOCIATES,                          ELDORADO HOTEL ASSOCIATES,
a General Partnership                           a Limited Partnership

[Signature Appears Here]                        [Signature Appears Here]
- -------------------------------                 ------------------------------
[Signature Appears Here]                        [Signature Appears Here]
- -------------------------------                 ------------------------------
[Signature Appears Here]                        [Signature Appears Here]
- -------------------------------                 ------------------------------
[Signature Appears Here]                        [Signature Appears Here]
- -------------------------------                 ------------------------------
[Signature Appears Here]                        [Signature Appears Here]
- -------------------------------                 ------------------------------

                              MEMORANDUM OF LEASE

     BE IT KNOWN, that C, S and Y ASSOCIATES, a general partnership, has pursuant to the terms and conditions of a certain written Lease dated the 21st day of July, 1972, leased unto ELDORADO HOTEL ASSOCIATES, a limited partnership, the hereinafter described real property.

     The real property the subject matter of this Lease is located in the City of Reno, County of Washoe, State of Nevada, and more particularly described as follows:

        Lots 5, 6, 7 and 8 in Block G of original town now City of Reno, according to the map thereof, filed in the Office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 21st day of July, 1972.


                                        C, S and Y ASSOCIATES, a general
                                        partnership

                                        /s/ Donald Louis Carano
                                        ---------------------------------------
                                        Donald Louis Carano

                                        /s/ William Carano
                                        ---------------------------------------
                                        William Carano

                                        /s/ Lena M. Carano
                                        ---------------------------------------
                                        Lena M. Carano

                                        /s/ George Lawrence Sirl, Jr.
                                        ---------------------------------------
                                        George Lawrence Sirl, Jr.

                                        /s/ Susan B. Sirl
                                        ---------------------------------------
                                        Susan B. Sirl

                                        /s/ George E. York
                                        ---------------------------------------
                                        George E. York

                                        /s/Genevieve York
                                        ---------------------------------------
                                        Genevieve York

                                       ELDORADO HOTEL ASSOCIATES,
                                       a limited partnership

                                       /s/ William Carano
                                       ---------------------------------------
                                       William Carano

                                       /s/ Lena M. Carano
                                       ---------------------------------------
                                       Lena M. Carano

                                       /s/ Donald Louis Carano
                                       ---------------------------------------
                                       Donald Louis Carano

                                       /s/ George Lawrence Siri, Jr.
                                       ---------------------------------------
                                       George Lawrence Siri, Jr.

                                       /s/ Susan B. Siri
                                       ---------------------------------------
                                       Susan B. Siri

                                       /s/ George E. Yori
                                       ---------------------------------------
                                       George E. Yori

                                       /s/ Genevieve Yori
                                       ---------------------------------------
                                       Genevieve Yori

                                       /s/ Raymond Ponca
                                       ---------------------------------------
                                       Raymond Ponca

STATE OF NEVADA
                 ss.
COUNTY OF WASHOE

      On this 21st day of July, 1972, personally appeared before me, a Notary Public, DONALD LOUIS CARANO, WILLIAM CARANO, LENA M. CARANO, GEORGE LAWRENCE SIRI, JR., SUSAN B. SIRI, and GEORGE E. YORI and GENEVIEVE YORI, who acknowledged to me that they executed the foregoing Memorandum of Lease for C, S, AND Y ASSOCIATES.

           [SEAL                       [SIGNATURE APPEARS HERE]
           APPEARS                     ---------------------------------------
           HERE]                             Notary Public


STATE OF NEVADA
                 ss.
COUNTY OF WASHOE

      On this 21st day of July, 1972, personally appeared before me, a Notary Public, WILLIAM CARANO, LENA M. CARANO, DONALD LOUIS CARANO, GEORGE LAWRENCE SIRI, JR., SUSAN B. SIRI, GEORGE E. YORI, GENEVIEVE YORI and RAYMOND PONCIA, who acknowledged to me that they execute the foregoing Memorandum of Lease for ELDORADO HOTEL ASSOCIATES.

                                       [SIGNATURE APPEARS HERE]
McDonald, Carano, Wilson   [SEAL       ---------------------------------------
Bergin & Bible             APPEARS           Notary Public
Attorney at Law            HERE]
Reno, Nevada 89505